                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report: March 22, 1999

(Date of earliest event reported)

Commission File No. 333-67267


                   Bank of America Mortgage Securities, Inc.
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              Delaware                                 94-324470
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      (State of Incorporation)            (I.R.S. Employer Identification No.)

345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA  94104
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Address of principal executive offices                              (Zip Code)

                                (415) 445-4779
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              Registrant's Telephone Number, including area code


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             (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events
          ------------

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by NationsBanc Montgomery Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------
   (99)               Collateral Term Sheets
                      prepared by NationsBanc
                      Montgomery Securities LLC in
                      connection with Bank of America
                      Mortgage Securities, Inc., Mortgage
                      Pass-Through Certificates,
                      Series 1999-2

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BANK OF AMERICA MORTGAGE
                             SECURITIES, INC.


March 22, 1999

                             By:    /s/ Russell Thompson
                                  --------------------------------------------
                                  Russell Thompson
                                  Senior Vice President

                               INDEX TO EXHIBITS
                               -----------------

                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

   (99)             Collateral Term Sheets                         E
                    prepared by NationsBanc
                    Montgomery Securities
                    LLC in connection
                    with Bank of America
                    Mortgage Securities, Inc., Mortgage
                    Pass-Through Certificates, Series 1999-2

Exhibit No. 99